SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2003

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

East Aurora, New York	14052-0015
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets

As previously reported, on September 30, 2003, Moog Inc. (the "Company") completed the acquisition of the net assets of the Poly-Scientific division of Litton Systems, Inc., a wholly-owned subsidiary of Northrop Grumman Corporation.

On October 1, 2003, the Company filed a current report on Form 8-K disclosing the acquisition of the Poly-Scientific division, but omitted the financial statements of businesses acquired and pro forma financial information required by Item 7 of Form 8-K, as permitted by applicable rules and regulations. On December 12, 2003, the Company filed a current report on Form 8-K/A amending the Form 8-K filed on October 1, 2003, to include the information required by Item 7 of Form 8-K.

This current report on Form 8-K/A2 amends the current report on Form 8-K/A filed on December 12, 2003 to update the unaudited condensed financial statements of the Poly-Scientific division for the nine months ended September 30, 2003 and 2002.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

The following financial statements are filed as a part of this report.

        (a)        Financial Statements of Businesses Acquired

                    (i)         Unaudited Condensed Financial Statements as of September 30, 2003 and for
                                the nine months ended September 30, 2003 and 2002
Poly-Scientific
(A Unit of Northrop Grumman Corporation)

Unaudited Condensed Financial Statements
As of September 30, 2003 and
For the Nine Months Ended September 30, 2003 and September 30, 2002

Poly-Scientific
(A Unit of Northrop Grumman Corporation)

Balance Sheet
(Dollars in thousands)
Unaudited
September 30,
2003
ASSETS

CURRENT ASSETS:
Cash	$17
Accounts receivable	16,524
Inventories	20,763
Deferred income taxes	3,750
Prepaid expenses and other current assets	245
Total current assets	41,299

PROPERTY, PLANT AND EQUIPMENT,
net of accumulated depreciation of $4,778	10,244

GOODWILL	35,733

OTHER INTANGIBLE ASSETS	18,194
TOTAL	$105,470

LIABILITIES AND PARENT'S EQUITY IN UNIT

CURRENT LIABILITIES:
Accounts payable	$6,716
Bank overdrafts	2,533
Accrued salaries, wages and commissions	3,495
Other accrued expenses	197
Contract loss reserves	1,978
Accrued warranty costs	827
Advances on contracts	609
Total current liabilities	16,355

DEFERRED INCOME TAXES	8,554

ACCRUED ENVIRONMENTAL COSTS	688
Total liabilities	25,597

PARENT'S EQUITY IN UNIT	79,873

TOTAL	$105,470
See accompanying notes to unaudited condensed financial statements.
Poly-Scientific
(A Unit of Northrop Grumman Corporation)

Statements of Operations
(Dollars in thousands)
		Unaudited
	Nine Months Ended September 30,
	2003		2002

REVENUES:
Product sales	$86,658		$90,041
Sales to affiliates	11,115		9,379

Total revenues	97,773		99,420

COSTS AND EXPENSES:
Cost of sales	74,749		75,538
Amortization expense	3,031		3,031
General and administrative	3,853		3,488
Sales and marketing	4,746		4,953
Overhead allocations from Parent	2,343		2,699

Total costs and expenses	88,722		89,709

OPERATING INCOME	9,051		9,711

OTHER INCOME	81		63

INCOME BEFORE INCOME TAXES AND
CUMULATIVE EFFECT OF ACCOUNTING CHANGE	9,132		9,774

INCOME TAX EXPENSE	3,350		3,598

INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE	5,782		6,176

CUMULATIVE EFFECT OF ACCOUNTING CHANGE	-		83,930

NET INCOME (LOSS)	$5,782		$(77,754)

See accompanying notes to unaudited condensed financial statements.

Poly-Scientific
(A Unit of Northrup Grumman Corporation)

Statements of Cash Flows
(Dollars in thousands)

	Unaudited
	Nine Months Ended September 30,
	2003	2002

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income (loss)	$5,782	$(77,754)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Cumulative effect of accounting change	-	83,930
Depreciation	1,540	1,435
Amortization	3,031	3,031
Deferred income tax benefit	(642)	(531)
Changes in operating assets and liabilities:
Accounts receivable	601	(1,855)
Inventories	(319)	(2,003)
Prepaid expenses and other current assets	(54)	(105)
Accounts payable	1,609	992
Bank overdrafts	1,479	(418)
Accrued salaries, wages and commissions	(737)	600
Other accrued expenses	(1,365)	542
Accrued warranty costs	32	23
Accrued environmental costs	(4)	(35)

Net cash provided by operating activities	10,953	7,852

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of machinery and equipment	(1,352)	(977)

CASH FLOWS FROM FINANCING ACTIVITIES
Intercompany transactions, net	(9,829)	(6,889)

NET DECREASE IN CASH	(228)	(14)

CASH, BEGINNING OF YEAR	245	18

CASH, END OF PERIOD	17	4

See accompanying notes to unaudited condensed financial statements.

Poly-Scientific
(A Unit of Northrop Grumman Corporation)

Notes to Unaudited Condensed Financial Statements
Nine Months Ended September 30, 2003 and September 30, 2002
(Dollars in thousands)

1.         Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared by management in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") on a carve-out basis. Poly-Scientific (a Unit of Northrop Grumman Corporation) (the "Company") is not a legal entity. The operations included in these unaudited condensed financial statements are substantially those of the Company, a Division of Northrop Grumman Corporation, and include the locations in Blacksburg, Virginia; Springfield, Pennsylvania; and Murphy, North Carolina. However, for purposes of these unaudited condensed financial statements, the operations which will be retained by Northrop Grumman Corporation located in Charlotte, North Carolina have been excluded because any assets and liabilities related to this operation are not included in the sale of the Company to Moog Inc. Northrop Grumman Corporation's net investment in the Company (Parent's Equity in Unit) is shown in lieu of stockholder's equity in the unaudited condensed financial statements.

In the opinion of management, these unaudited condensed financial statements contain all adjustments, consisting of normal recurring adjustments, necessary to present fairly the financial position of the Company as of September 30, 2003 and the results of its operations and cash flows for the nine months ended September 30, 2003 and September 30, 2002. The results of operations for the nine months ended September 30, 2003 are not necessarily indicative of the results expected for the full year. The accompanying unaudited condensed financial statements should be read in conjunction with the audited financial statements for the year ended December 31, 2002 and notes thereto.

2.         Recent Accounting Pronouncements

Effective January 1, 2002, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that goodwill and intangible assets with indefinite lives no longer be amortized, but instead be tested for impairment at least annually and written down with a charge to operations when the carrying amount exceeds the estimated fair value. In connection with the transition provisions for adopting this standard, a transitional impairment test was performed and an impairment charge of $83,930 was recorded on January 1, 2002. No tax effect was recognized for this impairment charge of $83,930, as the related goodwill is not deductible for income tax purposes.

Effective January 1, 2003, the Company adopted the provisions of Financial Accounting Standards Board ("FASB") Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or cash flows.

In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46), which requires that the primary beneficiary in a variable interest entity consolidate the entity even if the primary beneficiary does not have a majority voting interest. The consolidation requirements of FIN 46 are required to be implemented immediately for any variable interest entity created after January 31, 2003 and are required to be applied to any variable interest entity created before February 1, 2003 at the end of the first interim or annual period ended after December 31, 2003. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or cash flows.

3.         Research and Development

The Company expenses research and development costs as incurred. Such expense for the nine months ended September 30, 2003 and September 30, 2002 was $885 and $1,353, respectively, which is included within Cost of Sales.

4.         Inventories

Inventories consist of the following at September 30, 2003:

Raw materials	$14,293
Work in process	10,332
Finished goods	1,053
Progress payments	(364)
Allowance for obsolescence	(4,551)

$20,763

5.         Parent's Equity in Unit

The changes in Parent's Equity in Unit for the nine months ended September 30, 2003 and September 30, 2002 are summarized below:
	Nine Months Ended September 30,
	2003	2002

Parent's Equity in Unit - beginning of year	$83,920	$168,856
Net income (loss)	5,782	(77,754)
Intercompany transactions, net	(9,829)	(6,889)
Parent's Equity in Unit - end of period	$79,873	$84,213

6.         Goodwill and Other Intangible Assets

There were no changes in the carrying amount of goodwill during the nine months ended September 30, 2003. Goodwill was $35,733 at December 31, 2002 and at September 30, 2003.

Other intangible assets with finite determinable lives are as follows as of September 30, 2003:
	Gross Carrying Amount	Accumulated Amortization

Developed technology	$24,500	$(8,750)
Core technology	3,800	$(1,356)
	$28,300	$(10,106)

7.         Product Warranties

Changes in the aggregate product warranty liability are reported as follows:
	Nine Months Ended September 30,
	2003	2002

Accrued warranty costs - beginning of year	$795	$725
Payments made for warranty costs incurred	(550)	(547)
Accrual for warranties issued	553	570
Changes in the estimated liability	29	-
Accrued warranty costs - end of period	$827	$748

8.         Subsequent Events

On August 14, 2003, Moog Inc. ("Moog") and Northrop Grumman Corporation (the "Parent"), through a subsidiary, entered into an Asset Purchase and Sale Agreement whereby the Parent agreed to sell the net assets of the Company to Moog for $158,000 in cash. The transaction was consummated on September 30, 2003. These financial statements are presented on a historical basis and do not reflect the impact of this asset purchase transaction with Moog.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
Moog Inc.

Date: August 6, 2004	By:	/s/ Donald R. Fishback
Name: Donald R. Fishback
Title: Controller